OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Supplement dated December 15, 2008 to the
Prospectus dated May 30, 2008

This supplement amends the Prospectus of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (the "Fund") dated May 30, 2008 and is in addition to the supplements dated July 1, 2008 and September 26, 2008.

The section "How the Fund is Managed – The Manager – Portfolio Managers" beginning on page 25 is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund is managed by a team of investment professionals including Arthur Steinmetz, who is a Vice President of the Fund. Mr. Steinmetz is primarily responsible for the day-to-day management of the Fund's investments.

Mr. Steinmetz has been a Vice President and portfolio manager of the Fund since its inception.  He has been a Senior Vice President of the Manager since March 1993 and of HarbourView Asset management Corporation since March 2000.  Mr. Steinmetz is also a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portolio manager's compensation, other accounts he manages and his ownership of Fund shares.

Information on the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the respective prospectus and Statement of Additional Information of each Underlying Fund.

December 15, 2008                                                           PS0404.002